Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999


                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION
2W Underwater Contractors Limited                                            100.00%   United Kingdom
American Thai Barite Limited                                                 100.00%   Thailand
Amsito Oilwell Services (Malaysia) Sdn Bhd                                    49.00%   Malaysia
AOC Australia Pty Ltd                                                        100.00%   Australia
AOC Brown & Root Canada Limited                                               43.33%   Canada
AOC Canada Ltd                                                                50.00%   Canada
AOC Hopkinsons Limited                                                        50.00%   United Kingdom
AOC International Ltd                                                        100.00%   United Kingdom
AOC Nigeria Ltd                                                               65.00%   Nigeria
AOC Overseas Limited                                                         100.00%   United Kingdom
AOC Services Limited                                                          99.90%   Jersey
AOC Technical Services Limited                                               100.00%   United Kingdom
AOCI New Limited                                                             100.00%   United Kingdom
AOC-Turbine Services Limited                                                  70.00%   United Kingdom
AOC-Wood Contractors Ltd                                                      65.00%   United Kingdom
Arabian Rockbits and Drilling Tools Company, Ltd.                             49.00%   Saudi Arabia
Arctic Pacific Contractors International LLC                                  50.00%   United States
Asia Energy Services Sdn Bhd                                                 100.00%   Malaysia
Asia Pacific Transport Company Pty Ltd                                        50.00%   Australia
Asian Marine Contractors Limited                                             100.00%   Mauritius
Atlantic Minerals and Products Corporation                                   100.00%   Florida
AVA (U.K.) Limited                                                           100.00%   United Kingdom
AVA Netherlands B.V.                                                         100.00%   Netherlands
AVA S.a.r.l.                                                                 100.00%   France
Avalon Financial Services, Ltd                                               100.00%   Cayman Islands
AWE plc                                                                      100.00%   United Kingdom
Axelson Pump Company                                                         100.00%   Delaware
Axelson-Kuban                                                                 45.00%   CIS
B&R-G5 Industrial Services (Proprietary) Limited                              50.00%   South Africa
Bakhsh Kellogg Saudi Arabia Limited                                           40.00%   Saudi Arabia
Baroid (Far East) Pte. Ltd.                                                  100.00%   Singapore
Baroid (Saudi Arabia) Limited                                                 40.00%   Saudi Arabia
Baroid Australia Pty. Limited                                                 90.00%   Australia
Baroid Caribbean Limited                                                      50.00%   Cayman Islands
Baroid Corporation                                                           100.00%   United Kingdom
Baroid Corporation of Canada Ltd.                                            100.00%   Canada
Baroid de Venezuela, S.A.                                                     99.73%   Venezuela
Baroid Drilling Chemical Products Limited                                     36.00%   Nigeria
Baroid Equipment, Inc                                                        100.00%   California


                                      21-1

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION

Baroid GmbH                                                                  100.00%   Germany
Baroid Group                                                                 100.00%   Canada
Baroid International Inc.                                                    100.00%   Delaware
Baroid International Trading Corporation                                     100.00%   Delaware
Baroid International, S.p.A.                                                 100.00%   Italy
Baroid Limited                                                               100.00%   United Kingdom
Baroid Middle East, Inc.                                                     100.00%   Delaware
Baroid Nigeria, Inc.                                                         100.00%   Delaware
Baroid of Nigeria Limited                                                     60.00%   Nigeria
Baroid Pigmina Industria e Comercio Ltda.                                    100.00%   Brazil
Baroid S.A.R.L.                                                              100.00%   Tunisia
Baroid Sales Export Corporation                                              100.00%   Delaware
Baroid Technology, Inc.                                                      100.00%   Delaware
Baroid Trinidad Services Limited                                              50.00%   Trinidad
Baroid/VIDCO, L.L.C.                                                          50.00%   United States
Basin Surveys, Inc.                                                          100.00%   West Virginia
Bateman Kinhill                                                               50.00%   Australia
Betex BV                                                                     100.00%   Netherlands
BHPE-Kinhill (India) Private Ltd                                              36.80%   India
Bluefoil Limited                                                             100.00%   United Kingdom
Bonny Project Management Company Limited                                     100.00%   United Kingdom
Brama Brown & Root and Marshall Aerospace Limited                             50.00%   United Kingdom
Bredero Price (Malaysia) Sdn. Bhd.                                            50.00%   Malaysia
Bredero Price (Middle East) Ltd.                                              50.00%   Cyprus
Bredero Price (Nigeria) Limited                                               50.00%   Nigeria
Bredero Price (West Africa) Limited                                           50.00%   Cyprus
Bredero Price Coatings Pty. Ltd.                                              50.00%   Australia
Bredero Price Colombia B.V.                                                   50.00%   Netherlands
Bredero Price Company                                                         50.00%   United States
Bredero Price de Mexico S.A. de C.V.                                          50.00%   Mexico
Bredero Price Holding B.V.                                                    50.00%   Netherlands
Bredero Price International B.V.                                              50.00%   Netherlands
Bredero Price International, Inc.                                             50.00%   United States
Bredero Price Norway A/S                                                      50.00%   Norway
Bredero Price Pipecoaters (Thailand) Limited                                  50.00%   Thailand
Bredero Price Pipecoaters B.V.                                                50.00%   Netherlands
Bredero Price Services Ltd.                                                   50.00%   United Kingdom
Bredero Shaw Australia Pty. Ltd                                               50.00%   Australia
Bredero-Price Brasil Ltda                                                     50.00%   Brazil


                                      21-2

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION

Bredero-Price Custom Coating Ltd                                              50.00%   Cyprus
Bredero-Price Singapore Pte Ltd                                               50.00%   Singapore
Bredero-Shaw, Inc.                                                            50.00%   United States
Breswater Marine Contracting BV                                              100.00%   Netherlands
British Pipe Coaters Limited                                                 100.00%   United Kingdom
British Underwater Engineering Limited                                       100.00%   United Kingdom
Brown & Root - Genesis Engineering Company                                    50.00%   United States
Brown & Root - Murphy, LLC                                                    50.00%   United States
Brown & Root (Asia Pacific) Pte Ltd                                          100.00%   Singapore
Brown & Root (Malaysia) Sdn Bhd                                               70.00%   Malaysia
Brown & Root (Overseas) Limited                                              100.00%   Jersey
Brown & Root (S) Pte Ltd                                                     100.00%   Singapore
Brown & Root AOC Limited                                                     100.00%   United Kingdom
Brown & Root Bangladesh Ltd                                                  100.00%   United Kingdom
Brown & Root Cayman Holdings, Inc                                            100.00%   Cayman Islands
Brown & Root Condor SPA                                                       49.00%   Algeria
Brown & Root Ealing Technical Services Limited                               100.00%   United Kingdom
Brown & Root Energy Services (India) Private Limited                         100.00%   India
Brown & Root Energy Services A/S                                             100.00%   Norway
Brown & Root Energy Services Pty Ltd                                         100.00%   Australia
Brown & Root Engineering Sdn Bhd                                             100.00%   Malaysia
Brown & Root Far East Engineers Pte Ltd                                      100.00%   Delaware
Brown & Root Far East Engineers Pte Ltd .                                    100.00%   Singapore
Brown & Root GEMSA, S.A.                                                      50.00%   Venezuela
Brown & Root Highlands Fabricators Limited                                   100.00%   United Kingdom
Brown & Root Holdings, Inc                                                   100.00%   Delaware
Brown & Root Industrial Services Philippines Inc                              39.80%   Philippines
Brown & Root International, Inc                                              100.00%   Delaware
Brown & Root International, Inc .                                            100.00%   Panama
Brown & Root Limited                                                         100.00%   United Kingdom
Brown & Root McDermott Fabricators Limited                                    50.00%   United Kingdom
Brown & Root NA Limited                                                       50.00%   British Virgin Islands
Brown & Root Projects Limited                                                100.00%   United Kingdom
Brown & Root Pty Limited                                                     100.00%   Australia
Brown & Root Saudi Limited Co                                                 49.00%   Saudi Arabia
Brown & Root Services Corp                                                   100.00%   Delaware
Brown & Root Technology Limited                                              100.00%   United Kingdom


                                      21-3

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION

Brown & Root, Booz-Allen Limited                                              50.00%   United Kingdom
Brown & Root, Inc                                                            100.00%   Delaware
Brown and Root Espanola, SA                                                  100.00%   Spain
Buchan Fabrications Limited                                                  100.00%   United Kingdom
Bufete Industrial, S.A. de C.V.                                               25.00%   Mexico
CAEX Services, Inc                                                           100.00%   United States
Canadian Baroid Sales Ltd                                                    100.00%   Canada
Caspian Transco Inc                                                           51.00%   Cayman Islands
CEBO Cyprus Ltd.                                                              50.00%   Cyprus
CEBO Holland B.V.                                                             50.00%   Netherlands
CEBO International B.V.                                                       50.00%   Netherlands
CEBO Marine B.V.                                                              50.00%   Netherlands
CEBO Offshore Services Sdn. Bhd.                                              33.33%   Malaysia
CEBO U.K. Ltd.                                                                50.00%   United Kingdom
CF Braun Engineering Corporation                                             100.00%   United States
Chalfont Limited                                                             100.00%   Cyprus
Chemtronics, Inc                                                             100.00%   United States
CKS Facilities Management Pty Ltd                                             33.00%   Australia
CNOOC-Otis Well Completion Services Ltd                                       50.00%   China
COMBISA, S. de R.L. de C.V.                                                   33.33%   Mexico
Compania de Servicios NMR, SA                                                100.00%   Argentina
Compania Transandina de Exportacion, Inc.                                    100.00%   United States
Conkel, S. de R.L. de C.V.                                                   100.00%   Mexico
Consorcio Contrina de Venezuela                                               28.00%   Venezuela
Consorcio Contrina LLC                                                        28.00%   United States
Consorcio Contrina SNC                                                        28.00%   France
Davy Kinhill Fluor Daniel (Png) Pty Ltd                                       25.00%   Papua New Guinea
Dawson AOC Water Services Pty Ltd                                            100.00%   Australia
Dawson Group Pty. Ltd                                                        100.00%   Australia
DB Stratabit GmbH                                                            100.00%   Germany
DB Stratabit Limited                                                         100.00%   United Kingdom
DB Stratabit Pte. Ltd.                                                       100.00%   Singapore
DB Stratabit S.A.                                                            100.00%   Belgium
DB Stratabit S.A.R.L.                                                        100.00%   Tunisia
DBS - Tunisie                                                                100.00%   Tunisia
Devonport Engineering Services Limited                                       100.00%   United Kingdom
Devonport Management Limited                                                 100.00%   United Kingdom


                                      21-4

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                          OWNERSHIP    STATE OR COUNTRY
NAME OF COMPANY                                                           PERCENTAGE   OF INCORPORATION

Devonport Royal Dockyard Limited                                             100.00%   United Kingdom
Devonport Royal Dockyard Pension Trustees Limited                             99.00%   United Kingdom
Distral-Brown & Root SA                                                       49.31%   Colombia
Dorhold Limited                                                              100.00%   United Kingdom
DressBi, L.L.C.                                                              100.00%   United States
Dresser (Algeria) Inc.                                                       100.00%   United States
Dresser (Holdings) Limited                                                   100.00%   United Kingdom
Dresser Acquisitions Limited                                                 100.00%   United Kingdom
Dresser AG                                                                   100.00%   Liechtenstein
Dresser Al-Rushaid Valve and Instrument Company, Ltd.                         49.00%   Saudi Arabia
Dresser Anstalt                                                              100.00%   Liechtenstein
Dresser Argentina S.A.                                                       100.00%   Argentina
Dresser AS                                                                   100.00%   Norway
Dresser Australia Pty. Ltd.                                                  100.00%   Australia
Dresser B.V.                                                                  20.00%   Netherlands
Dresser Canada, Inc                                                          100.00%   Canada
Dresser Caspian, Inc.                                                        100.00%   United States
Dresser Corporation                                                          100.00%   United States
Dresser de Venezuela, C.A.                                                   100.00%   Venezuela
Dresser del Ecuador S.A.                                                     100.00%   Ecuador
Dresser Equipment Group, Inc.                                                100.00%   United States
Dresser Europe GmbH                                                          100.00%   Germany
Dresser Europe S.A.                                                          100.00%   Belgium
Dresser Far East, Inc.                                                       100.00%   United States
Dresser Foreign Sales Corporation Limited                                    100.00%   Guam
Dresser Group Pension Trustee Limited                                        100.00%   England
Dresser Holding Europe GmbH                                                  100.00%   Germany
Dresser Holding, Inc.                                                        100.00%   United States
Dresser Holmes Limited                                                       100.00%   United Kingdom
Dresser Industria e Comercio Ltda.                                            99.99%   Brazil
Dresser Industrial Products B.V.                                              20.00%   Netherlands
Dresser Industries, Inc.                                                     100.00%   United States
Dresser Industries-RUS                                                       100.00%   CIS
Dresser Instruments, S.A. de C.V.                                            100.00%   Mexico
Dresser International Sales Corporation                                      100.00%   Delaware
Dresser International, Ltd.                                                  100.00%   Delaware
Dresser Investments N.V.                                                     100.00%   Netherlands Antilles
Dresser Ireland Finance Company                                              100.00%   Ireland
Dresser Italia S.p.A.                                                         20.00%   Italy


                                      21-5

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION

Dresser Japan, Ltd.                                                           20.00%   Japan
Dresser Kelllogg Energy Services (South Africa) (Proprietary) Limited        100.00%   South Africa
Dresser Kellogg Energy Services (Nigeria) Ltd                                100.00%   Nigeria
Dresser Kellogg Energy Services Inc.                                         100.00%   Delaware
Dresser Kellogg Energy Services Limited                                      100.00%   United Kingdom
Dresser Korea, Inc.                                                          100.00%   Korea
Dresser Latvia Limited                                                       100.00%   Latvia
Dresser Masoneilan Valves Private Limited                                     70.60%   India
Dresser Minerals International, Inc.                                         100.00%   Texas
Dresser Netherlands B.V.                                                      20.00%   Netherlands
Dresser Oil Services Vietnam Limited                                         100.00%   Vietnam
Dresser Oilfield Gabon S.a.r.L.                                              100.00%   Gabon
Dresser Oilfield Operations (Nigeria) Inc.                                   100.00%   Delaware
Dresser Oilfield Operations (Nigeria) Limited                                100.00%   Nigeria
Dresser Oilfield Services B.V.                                               100.00%   Netherlands
Dresser Oilfield Services, Inc.                                              100.00%   United States
Dresser Polska Sp. zo.o.                                                      20.00%   Poland
Dresser Produits Industriels                                                  20.00%   France
Dresser Rand Arabian Machinery Company Limited                                50.00%   Saudi Arabia
Dresser Rand de Mexico, S.A. de C.V.                                          51.00%   Mexico
Dresser Russia, Inc.                                                         100.00%   Delaware
Dresser Services Panama, Inc.                                                100.00%   United States
Dresser Services, Inc.                                                       100.00%   Delaware
Dresser Singapore Pte. Ltd.                                                  100.00%   Singapore
Dresser Soviet Engineering                                                    30.00%   CIS
Dresser U.K. Limited                                                         100.00%   United Kingdom
Dresser U.K. Pensions Limited                                                100.00%   United Kingdom
Dresser Valve de Mexico S.A                                                  100.00%   Mexico
Dresser Wayne AB                                                              20.00%   Sweden
Dresser-Nagano, Inc.                                                          71.40%   Delaware
Dresser-Rand & Enserv Services Sdn. Bhd.                                      24.99%   Malaysia
Dresser-Rand (Nigeria) Limited                                                51.00%   Nigeria
Dresser-Rand (SEA) Pte. Ltd.                                                  51.00%   Singapore
Dresser-Rand (U.K.) Limited                                                   51.00%   United Kingdom
Dresser-Rand A/S                                                              51.00%   Norway
Dresser-Rand Argentina S.A.                                                   51.49%   Argentina
Dresser-Rand Asia Pacific Sdn. Bhd.                                           51.00%   Malaysia
Dresser-Rand B.V.                                                             51.00%   Netherlands
Dresser-Rand C. I. Limited                                                    51.00%   Cayman Islands


                                      21-6

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION

Dresser-Rand Canada, Inc.                                                     51.00%   Canada
Dresser-Rand Comercio e Industria Ltda.                                       51.00%   Brazil
Dresser-Rand Company                                                          51.00%   New York
Dresser-Rand Company Limited                                                  51.00%   United Kingdom
Dresser-Rand Compression Services, S.A.                                       51.00%   Switzerland
Dresser-Rand Compressor Co., Ltd. Shanghai                                    30.60%   China
Dresser-Rand Czech spol. s r.o.                                               51.00%   Czech Republic
Dresser-Rand de Venezuela C.A.                                                51.00%   Venezuela
Dresser-Rand GmbH                                                             51.00%   Germany
Dresser-Rand Holding Company                                                  51.00%   United States
Dresser-Rand International B.V.                                               51.00%   Netherlands
Dresser-Rand Italia S.r.L.                                                    51.00%   Italy
Dresser-Rand Japan, Ltd.                                                      51.00%   Japan
Dresser-Rand Machinery Repair Belgie N.V.                                     51.00%   Belgium
Dresser-Rand Power, Inc.                                                      51.00%   United States
Dresser-Rand S.A.                                                             51.00%   France
Dresser-Rand Sales Company, S.A.                                              51.00%   Switzerland
Dresser-Rand Services B.V.                                                    51.00%   Netherlands
Dresser-Rand Services, S.a.r.L.                                               51.00%   Switzerland
Dresser-Shaw Company                                                          50.10%   Canada
Dressta Co. Ltd.                                                              51.00%   Poland
Drilling Fluids Technology A/S                                                50.00%   Norway
DRSS Co (Partnership)                                                         51.00%   New York
ebro Electronic GmbH                                                         100.00%   Germany
EMC Nederland BV                                                              50.00%   Netherlands
Energy Hydro Inc.                                                            100.00%   United States
Envirogen                                                                     50.00%   Australia
Esbjerg Production Services A/S                                               33.33%   Denmark
ETI Acquisition Corp                                                         100.00%   United States
European Marine Contractors Limited                                           50.00%   United Kingdom
Fann Instrument Company                                                      100.00%   Delaware
Fargo Engineering Company                                                    100.00%   United States
Fastraxx Limited                                                             100.00%   United Kingdom
G&H Management Company                                                       100.00%   United States
Gail Force Limited                                                            33.33%   United Kingdom
GAZDMD Avtomatika                                                             31.00%   CIS
Gearhart Espana SA                                                           100.00%   Spain
GeoGraphix, Inc.                                                             100.00%   Colorado


                                      21-7

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION

Geophysical Service Europe Co Ltd                                             50.00%   Hungary
Geosource International (Nederland) BV                                       100.00%   Netherlands
Granherne (Holdings) Ltd.                                                    100.00%   United Kingdom
Granherne (NZ) Limited                                                       100.00%   New Zealand
Granherne (S.A.) Pty. Ltd.                                                   100.00%   Australia
Granherne Inc.                                                               100.00%   United States
Granherne Information Systems Limited                                        100.00%   United Kingdom
Granherne International (Holdings) Ltd.                                      100.00%   United Kingdom
Granherne International Limited                                              100.00%   United Kingdom
Granherne Limited                                                            100.00%   United Kingdom
Granherne Pty. Ltd.                                                          100.00%   Australia
Granherne Sdn. Bhd.                                                          100.00%   Malaysia
Green Sea AS                                                                  47.41%   Norway
Green Sea Operations AS                                                       50.00%   Norway
Grove Foreign Sales Corporation                                              100.00%   Barbados
Grove TK Limited                                                              19.99%   United Kingdom
Halliburton (Proprietary) Limited                                            100.00%   South Africa
Halliburton A/S                                                              100.00%   Norway
Halliburton Affiliates Corporation                                           100.00%   Delaware
Halliburton Argentina SA                                                     100.00%   Argentina
Halliburton Arkhangelsk, Ltd                                                  51.00%   Russia
Halliburton Australia Pty Ltd                                                100.00%   Australia
Halliburton BV                                                               100.00%   Netherlands
Halliburton Canada,Inc                                                       100.00%   Canada
Halliburton Cimentacao Ltda                                                  100.00%   Brazil
Halliburton Company Austria GmbH                                             100.00%   Austria
Halliburton Company Germany GmbH                                             100.00%   Germany
Halliburton Company U.K. Limited                                             100.00%   United Kingdom
Halliburton Consulting Services Nigeria Limited                              100.00%   Nigeria
Halliburton de Mexico, SA de CV                                              100.00%   Mexico
Halliburton del Amazonas SA                                                  100.00%   Peru
Halliburton del Peru SA                                                      100.00%   Peru
Halliburton Delaware, Inc                                                    100.00%   Delaware
Halliburton Denmark A/S                                                      100.00%   Denmark
Halliburton Energy Development (Kazakhstan) Limited                          100.00%   Cayman Islands
Halliburton Energy Development (Kazakhstan), Inc                             100.00%   United States
Halliburton Energy Development (North Sea), Inc                              100.00%   United States


                                      21-8

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION

Halliburton Energy Development Ltd                                           100.00%   Cayman Islands
Halliburton Energy Services Nigeria Limited                                   80.00%   Nigeria
Halliburton Energy Services Romania S.R.L.                                   100.00%   Romania
Halliburton Energy Services, Inc                                             100.00%   Delaware
Halliburton EPC-22 Holdings, S. de R.L. de C.V.                               51.00%   Mexico
Halliburton Equipment Company SAE                                             75.00%   Egypt
Halliburton Espanola SA                                                      100.00%   Spain
Halliburton Geodata Limited                                                  100.00%   United Kingdom
Halliburton Geophysical Services (Cayman) Ltd                                100.00%   Cayman Islands
Halliburton Geophysical Services (M) Sdn Bhd                                  70.00%   Malaysia
Halliburton Global, Ltd                                                      100.00%   Cayman Islands
Halliburton Group Canada, Inc.                                               100.00%   Canada
Halliburton Holding BV                                                        20.00%   Netherlands
Halliburton Holdings Limited                                                 100.00%   United Kingdom
Halliburton Holdings, Inc                                                    100.00%   Delaware
Halliburton International, Inc                                               100.00%   Delaware
Halliburton Italiana SpA                                                     100.00%   Italy
Halliburton Kazakhstan Oil Field Services, Ltd                               100.00%   Kazakhstan
Halliburton Latin America SA                                                 100.00%   Panama
Halliburton Limited                                                          100.00%   United Kingdom
Halliburton Logging Services (France) SARL                                   100.00%   France
Halliburton Logging Services (UK) Limited                                    100.00%   United Kingdom
Halliburton Manufacturing and Services Limited                               100.00%   United Kingdom
Halliburton Multinational, Inc                                               100.00%   United States
Halliburton New Zealand                                                      100.00%   New Zealand
Halliburton Norway, Inc                                                      100.00%   Delaware
Halliburton Offshore Services, Inc .                                         100.00%   Cayman Islands
Halliburton Oil Field Services, Ltd                                          100.00%   Russia
Halliburton Oilfield Services India Limited                                   60.00%   India
Halliburton Overseas Limited                                                 100.00%   Cayman Islands
Halliburton Partners Canada Ltd                                              100.00%   Canada
Halliburton Products & Services Limited                                      100.00%   Cayman Islands
Halliburton Produtos Ltda                                                    100.00%   Brazil
Halliburton Real Estate Services, Inc                                        100.00%   United States
Halliburton SAS                                                              100.00%   France
Halliburton SC, Inc                                                          100.00%   United States
Halliburton Services (Malaysia) Sdn Bhd                                       49.00%   Malaysia
Halliburton Servicios (Chile) Ltda                                           100.00%   Chile


                                      21-9

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION

Halliburton Servicos Ltda                                                    100.00%   Brazil
Halliburton Singapore Pte Ltd                                                100.00%   Singapore
Halliburton Technical Services, Inc                                          100.00%   United States
Halliburton Tesel Ltd                                                        100.00%   United Kingdom
Halliburton Trinidad, Limited                                                100.00%   Trinidad
Halliburton UK Limited                                                       100.00%   United Kingdom
Halliburton West Africa Ltd .                                                 99.98%   Cayman Islands
Halliburton Worldwide Limited                                                100.00%   Cayman Islands
Halliburton Worldwide Services. Inc.                                         100.00%   United States
Halliburton-Atyrau Oil & Gas Services                                         51.00%   Kazakhstan
Halliburton-GERS Ltd                                                          51.00%   Russia
Halliburton-Imco (Cameroon) SARL                                             100.00%   Cameroon
Halson Financial Services, Limited                                           100.00%   Cayman Islands
HBR (Thailand) Limited                                                       100.00%   Thailand
HBR Energy, Inc                                                              100.00%   Delaware
HED (Indonesia), Inc                                                         100.00%   United States
HGS Enterprises Inc                                                          100.00%   Panama
HGS Limited                                                                  100.00%   United Kingdom
HLS (Int'l) Holdings, Inc                                                    100.00%   United States
HLS India Limited                                                             39.95%   India
HLS-Namtvedt Holding A/S                                                     100.00%   Norway
HMB Subwork De Espania S.A.                                                  100.00%   Spain
HMB Subwork Limited                                                          100.00%   United Kingdom
Howard Humphreys & Partners Limited                                          100.00%   United Kingdom
Howard Humphreys (Kenya) Limited                                             100.00%   Kenya
Howard Humphreys (Tanzania) Limited                                          100.00%   Tanzania
Howard Humphreys (Uganda) Limited                                            100.00%   Uganda
Howard Humphreys (Zimbabwe) Limited                                          100.00%   United Kingdom
Howard Humphreys and Sons                                                    100.00%   United Kingdom
Howard Humphreys Group Limited                                               100.00%   United Kingdom
Howard Humphreys Limited                                                     100.00%   United Kingdom
Howard Humphreys Project Management Limited                                  100.00%   United Kingdom
Hua Mei Halliburton Petroleum Technical Service Co Ltd                        51.00%   China
Hunting- Brae Limited                                                         31.00%   United Kingdom



                                      21-10

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION

India Valve Investment Co., Inc.                                              40.00%   United States
Integrated Power Services Pty Ltd                                             50.00%   Australia
International Administrative Services, Ltd                                   100.00%   Cayman Islands
International Automative Technologies, LLC                                    50.00%   United States
International Oil Field Engineering Ltd.                                      51.00%   Cayman Islands
IPEM Developments Limited                                                    100.00%   United Kingdom
Jeffrey Industria e Comercio Ltda.                                           100.00%   Brazil
Jet Research Center, Inc                                                     100.00%   United States
Jet Research Corporation                                                     100.00%   United States
K International Engineers Pty Ltd                                            100.00%   Australia
Kapeq Trading Limited                                                         50.00%   Cyprus
KCI Constructors, Inc                                                        100.00%   Delaware
KDC Foreign Sales Corporation                                                 50.00%   Guam
KDC Products S.A./N.V.                                                        50.00%   Belgium
Kelbi Ingeniera, S.A. de C.V.                                                 50.00%   Mexico
Kellogg (Malaysia) Sdn. Bhd.                                                 100.00%   Malaysia
Kellogg African Growth Fund, Inc.                                            100.00%   United States
Kellogg Algeria Inc.                                                         100.00%   Delaware
Kellogg Brown & Root Consultancy Malaysia Sdn Bhd                            100.00%   Malaysia
Kellogg Brown & Root Far East, Inc..                                         100.00%   United States
Kellogg Brown & Root India Limited                                           100.00%   United States
Kellogg Brown & Root, Inc                                                    100.00%   United States
Kellogg Cardon, C.A,                                                         100.00%   Venezuela
Kellogg China Inc.                                                           100.00%   Delaware
Kellogg Construction Limited                                                 100.00%   United Kingdom
Kellogg Development Corporation                                              100.00%   Delaware
Kellogg Foreign Sales Corporation                                            100.00%   Barbados
Kellogg France, S.A.                                                          20.00%   France
Kellogg Holland B.V.                                                         100.00%   Netherlands
Kellogg India Limited                                                        100.00%   Delaware
Kellogg Indonesia, Inc.                                                      100.00%   Delaware
Kellogg Intercontinental Limited                                             100.00%   Cyprus
Kellogg International Corporation                                            100.00%   Delaware
Kellogg International Services Corporation                                   100.00%   Delaware
Kellogg International Services Limited                                       100.00%   Cayman Islands


                                      21-11

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION

Kellogg Iran, Inc.                                                           100.00%   United States
Kellogg ISL Limited                                                          100.00%   Cayman Islands
Kellogg Italy, Inc.                                                          100.00%   Delaware
Kellogg Korea, Inc.                                                          100.00%   Delaware
Kellogg Malaysia, Inc.                                                       100.00%   Delaware
Kellogg Mexico, Inc.                                                         100.00%   Delaware
Kellogg Middle East Limited                                                  100.00%   Delaware
Kellogg Middle East Services Inc.                                            100.00%   Delaware
Kellogg Nigeria Inc.                                                         100.00%   Delaware
Kellogg Offshore Limited                                                     100.00%   United Kingdom
Kellogg Overseas Construction Corporation                                    100.00%   Delaware
Kellogg Overseas Corporation                                                 100.00%   Delaware
Kellogg Overseas Services Corporation                                        100.00%   Panama
Kellogg Pan American Corporation                                             100.00%   Delaware
Kellogg Pan American, C.A.                                                   100.00%   Venezuela
Kellogg Plant Services Inc.                                                  100.00%   Delaware
Kellogg Plant Services Limited                                               100.00%   England
Kellogg Rust Services Inc.                                                   100.00%   Delaware
Kellogg Rust Synfuels, Inc.                                                  100.00%   Delaware
Kellogg Saudi Arabia Limited                                                 100.00%   Delaware
Kellogg Services, Inc.                                                       100.00%   Delaware
Kellogg-Chiyoda Services, Inc.                                                51.00%   Cayman Islands
KESA Limited                                                                 100.00%   United Kingdom
Kinhill (Pakistan) Pte Ltd                                                   100.00%   Pakistan
Kinhill Advance Ltd                                                           50.00%   Hong Kong
Kinhill Building Investigation Pty Ltd                                       100.00%   Australia
Kinhill Holdings Pty Ltd                                                     100.00%   Australia
Kinhill India Private Ltd                                                     85.00%   India
Kinhill Investments Pty Ltd                                                   48.75%   Australia
Kinhill Kramer (Tonga) Limited                                               100.00%   Tonga
Kinhill Kramer (Vanuatu) Ltd                                                 100.00%   Vanuatu
Kinhill Kramer Australia Pty Ltd                                             100.00%   Australia
Kinhill Kramer Pacific Pty Ltd                                                50.00%   Australia
Kinhill Kramer Pty Ltd                                                        50.00%   Papua New Guinea
Kinhill Kramer Solomon Islands Pty Ltd                                       100.00%   Solomon Islands
Kinhill Pacific Pty Ltd                                                      100.00%   Australia
Kinhill Pte Ltd                                                              100.00%   Singapore
Kinhill Pty Ltd                                                              100.00%   Australia
Kinhill Sagric Pty Ltd                                                        50.00%   Australia


                                      21-12

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION

Kinhill Superannuation Nominees Pty Ltd                                       50.00%   Australia
Kinhill/Ove Arup                                                              50.00%   Australia
Komatsu Dresser Company                                                       50.00%   United States
KOMDRESCO Canada, Inc.                                                        50.00%   Canada
KPA, S.A. de C.V.                                                            100.00%   Mexico
KRW Energy Systems Inc.                                                      100.00%   Delaware
Kuwait Kellogg Ltd.                                                          100.00%   Delaware
Landmark America Latina, SA                                                  100.00%   Panama
Landmark de Mexico, SA de CV                                                  96.90%   Mexico
Landmark EAME, Ltd                                                           100.00%   United Kingdom
Landmark Finance Corporation                                                 100.00%   United States
Landmark Graphics (Nigeria) Ltd                                              100.00%   Nigeria
Landmark Graphics Colombia SA                                                 94.00%   Colombia
Landmark Graphics Corporation                                                100.00%   Delaware
Landmark Graphics do Brasil Ltda                                              99.82%   Brazil
Landmark Graphics Europe/Africa, Inc                                         100.00%   Delaware
Landmark Graphics International, Inc                                         100.00%   Texas
Landmark Graphics Venezuela CA                                               100.00%   Venezuela
Landmark Sales Corporation                                                   100.00%   Barbados
Landmark/CAEX, Inc                                                           100.00%   United States
Landmark/ITA, Ltd                                                            100.00%   Canada
Laurel Financial Services BV                                                 100.00%   Netherlands
Liaohe Halliburton Flow Measurement Company                                   51.00%   China
LNG-Servicos E Gestao de Projectos Limitada                                   27.50%   Portugal
M. W. Kellogg (Eastern Hemisphere) Limited                                   100.00%   United Kingdom
M. W. Kellogg (Pensions) Limited                                              55.00%   United Kingdom
M. W. Kellogg Company Ltd.                                                   100.00%   Canada
M. W. Kellogg Constructors Inc.                                              100.00%   Delaware
M. W. Kellogg Group Limited                                                  100.00%   United Kingdom
M. W. Kellogg International Limited                                           55.00%   United Kingdom
M. W. Kellogg Limited                                                         55.00%   United Kingdom
M. W. Kellogg Technology Company                                             100.00%   Delaware
M.W. Kellogg- Delaware, Inc                                                  100.00%   Delaware
M.W. Kellogg Holdings, Inc                                                   100.00%   Delaware
Management Logistics, Inc                                                    100.00%   Delaware
Manufacturas Petroleras Venezolanas, S.A.                                     44.75%   Venezuela
Maquiladora Industrial de Leon, S.A. de C.V.                                  36.60%   Mexico
Martel Cogeneration Limited Partnership                                       50.00%   United States


                                      21-13

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION

Mashhor Well Services Sdn Bhd                                                 60.67%   Brunei
Masoneilan (S.E.A.) Private Limited                                          100.00%   Singapore
Masoneilan HP + HP GmbH                                                      100.00%   Germany
Masoneilan International, Inc.                                               100.00%   Delaware
Masoneilan, S.A.                                                              79.83%   Spain
Middle East Technologies, Inc.                                               100.00%   Delaware
MIHC, Inc                                                                    100.00%   Delaware
Mono Group                                                                   100.00%   United Kingdom
Mono Group Pension Trustees Limited                                          100.00%   United Kingdom
Mono Pumps (Australia) Pty. Limited                                          100.00%   Australia
Mono Pumps (Manfacturing) limited                                            100.00%   England
Mono Pumps (New Zealand) Limited                                             100.00%   New Zealand
Mono Pumps Limited                                                           100.00%   United Kingdom
Monoflo, Inc.                                                                100.00%   Delaware
MWKL Field Services Limited                                                  100.00%   Cayman Islands
MWKL Middle East Limited                                                     100.00%   United Kingdom
Niigata Masoneilan Company Limited                                            50.00%   Japan
Niigata Masoneilan Valve Service Company Limited                              50.00%   Japan
NL do Brazil Ltda.                                                            99.56%   Brazil
NL Overseas Service Company, Ltd.                                            100.00%   United Kingdom
Norsk Modifikajon og Vedikehold Service AS                                   100.00%   Norway
North Sea Assets Limited                                                     100.00%   United Kingdom
NUMAR UK Ltd                                                                 100.00%   United Kingdom
OGC International Limited                                                    100.00%   United Kingdom
Otis Pressure Control, Limited                                               100.00%   United Kingdom
Overseas Administration Services, Ltd                                        100.00%   Cayman Islands
Overseas Marine Leasing Company                                              100.00%   Delaware
P.T. Kellogg Sriwidjaja                                                       50.00%   Indonesia
P.T. Baroid Indonesia                                                         40.00%   Indonesia
P.T. Bredero Price Indonesia                                                  37.50%   Indonesia
P.T. Dresser Magcobar Indonesia                                               60.00%   Indonesia
P.T. Security Mulia Indonesia                                                 70.00%   Indonesia
P.T. SubSea Tritek                                                           100.00%   Indonesia


                                      21-14

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION

Paragon Engineering Services, Inc.                                            80.00%   United States
Patonhurst Pty Ltd                                                            32.00%   United Kingdom
Performaciones Del Mar, S.A. de C.V.                                         100.00%   Mexico
PES de France                                                                 26.00%   France
PES France                                                                    26.00%   France
PES Incorporated                                                              26.00%   United States
PES Trustees Limited                                                          26.00%   United Kingdom
Petroleum and Industrial Maintenance Company Limited                          30.00%   Cayman Islands
Petroleum Engineering Services (Italia) srl                                   26.00%   Italy
Petroleum Engineering Services Asia Pty Ltd                                   26.00%   Australia
Petroleum Engineering Services Ltd                                            26.00%   United Kingdom
Petroleum Engineering Services Norge AS                                       26.00%   Norway
Petroleum Information & Equipment Services Pte. Ltd.                          26.00%   Singapore
Petroleum Manufacturing Services Limited                                      26.00%   United Kingdom
Plantation Land Company, Inc                                                 100.00%   United States
Primat Limitada                                                               50.00%   Colombia
Professional Resources Ltd                                                   100.00%   Bermuda
Property & Casualty Insurance, Ltd. - U.S.                                   100.00%   Vermont
Property and Casualty Insurance, Limited-Vermont                             100.00%   Bermuda
PT Brown & Root Indonesia                                                    100.00%   Indonesia
PT Gema Sembrown                                                              45.00%   Indonesia
PT Halliburton Drilling Systems Indonesia                                     80.00%   Indonesia
PT Halliburton Indonesia                                                      80.00%   Indonesia
PT Halliburton Logging Services Indonesia                                     80.00%   Indonesia
PT Indokor Sperry-Sun                                                        100.00%   Indonesia
PT Kinhill Indonesia                                                          94.00%   Indonesia
PT Landmark Concurrent Solusi Indonesia                                       80.00%   Indonesia
PT NUMAR Indonesia                                                            95.00%   Indonesia
PT Udemco Otis Indonesia                                                      80.00%   Indonesia
PT Udemco Otis Indonesia                                                      80.00%   Indonesia
Pullman Incorporated Capital Corporation                                     100.00%   Delaware
Pullman Kellogg Plant Services Algeria, Inc.                                 100.00%   Delaware
Quimicas do Brazil Limitada                                                  100.00%   Brazil
Rezayat Brown and Root Saudi Company Limited                                  25.00%   Saudi Arabia


                                      21-15

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION

Road Management Consolidated PLC                                              25.00%   United Kingdom
Road Management Group Limited                                                 25.00%   United Kingdom
Rockwater BV                                                                 100.00%   Netherlands
Rockwater Holdings Limited                                                   100.00%   United Kingdom
Rockwater J/V                                                                 50.00%   Netherlands
Rockwater Limited                                                            100.00%   United Kingdom
Rockwater Offshore Contractors 2 BV                                          100.00%   Netherlands
Rockwater Offshore Contractors BV                                            100.00%   Netherlands
Rockwater, Inc                                                               100.00%   Delaware
Rotary Brown & Root Pte Ltd                                                   50.00%   Singapore
Saber Technologies, L.L.C.                                                    49.90%   United States
Saudi Halliburton Logging LLC                                                 75.00%   Saudi Arabia
Scientific & Technical Computing Centre Pty Ltd                              100.00%   Australia
Seabase Limited                                                               25.00%   Canada
Seaforth Maritime Limited                                                    100.00%   United Kingdom
Security DBS (MEM) E.C.                                                       20.00%   Bahrain
Security DBS B.V.                                                             20.00%   Netherlands
Security DBS Italia S.r.l.                                                   100.00%   Italy
Security DBS S.A.                                                            100.00%   France
Security DBS S.A.                                                            100.00%   Belgium
Service Employees International, Inc                                         100.00%   Cayman Islands
Servicios Halliburton de Venezuela, SA                                       100.00%   Delaware
Servicios Petroleros Profesionales SRL de CV                                 100.00%   Mexico
Shapadu Rockwater Sdn Bhd                                                     49.00%   Malaysia
Shaw & Shaw Ltd                                                               37.42%   Canada
Shaw Industries Pty Ltd.                                                      50.10%   Australia
Shaw International Ltd.                                                       50.10%   Barbados
Shaw Pipe Industries Limited                                                  50.10%   Canada
Shaw Pipe Protection Limited                                                  45.09%   Canada
SIF Overseas Trading Limited                                                  50.00%   Cyprus
SIF-Isopipe S.A.                                                              50.00%   France
Sinokellogg Engineering Company                                               50.00%   China
Sociedad Espanola de Bombas y Maquinaria S.A.                                100.00%   Spain
Sonobar, S.A. de C.V.                                                         49.00%   Mexico
Southwest Industries, Inc.                                                   100.00%   Delaware
Sperry Sun Drilling Services (Cyprus) Ltd.                                   100.00%   Cyprus


                                      21-16

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION

Sperry Sun Saudia Company Limited                                             75.00%   Saudi Arabia
Sperry-Sun (U.K.) Limited                                                    100.00%   United Kingdom
Sperry-Sun International, Inc                                                100.00%   Delaware
Studebaker-Worthington (U.K.) Limited                                        100.00%   United Kingdom
Sub Sahara Services, Inc.                                                    100.00%   United States
Sub Sea International Australia, Inc.                                        100.00%   United States
Sub Sea International New Zealand, Inc.                                      100.00%   United States
Sub Sea International, Inc                                                   100.00%   Delaware
Sub Sea Norge A/S                                                            100.00%   Norway
Sub Sea Offshore (Holdings) Limited                                          100.00%   United Kingdom
Sub Sea Offshore (Nigeria) Limited                                           100.00%   Nigeria
Sub Sea Offshore Limited                                                     100.00%   United Kingdom
Sub Sea Offshore Pte. Ltd.                                                   100.00%   Singapore
Sub Sea Offshore, Inc.                                                       100.00%   United States
Sub Sea Overseas, Inc.                                                       100.00%   Panama
Sub Sea Underwater Associates, Inc.                                          100.00%   United States
Sub Sea Worldwide, Inc.                                                      100.00%   Panama
Sub Tec Middle East Limited                                                  100.00%   United States
SubSea HMB Ltd.                                                              100.00%   United Kingdom
SubseaKat (Malaysia) Sdn. Bhd.                                                40.00%   Malaysia
Subtec Laut Sdn. Bhd.                                                        100.00%   Brunei
SUDAW Developments Limited                                                    25.00%   Australia
Symington Wayne Overseas, Ltd.                                               100.00%   Canada
T.K. Valve Holdings                                                          100.00%   United Kingdom
Taylor Diving (South East Asia) Pte Ltd                                      100.00%   Singapore
Taylor International Diving Company, Inc                                     100.00%   United States
Tecniadvance - Brown and Root, SA                                            100.00%   Colombia
TEPCO/Pembroke Power, Inc.                                                   100.00%   United States
Thai Pipecoaters Ltd.                                                        100.00%   Thailand
The M. W. Kellogg GmbH                                                       100.00%   Germany
Thompsons, Kelly & Lewis Pty. Ltd.                                           100.00%   Australia
TIG-Masoneilan Arabia Limited                                                 49.00%   Saudi Arabia
TK Valve Limited                                                             100.00%   England
Triconos Mineros S.A.                                                        100.00%   Chile
TSKJ - Servicos de Engenharia Limitada                                        26.00%   Portugal
TSKJ II Construcoes Internacionais Sociedade Unipessoal Limitada             100.00%   Portugal


                                      21-17

                                                                     Exhibit 21

                    HALLIBURTON COMPANY
               Subsidiaries of the Registrant
                     December 31, 1999
                        (continued)

                                                                           OWNERSHIP   STATE OR COUNTRY
NAME OF COMPANY                                                            PERCENTAGE  OF INCORPORATION

TSKJ Nigeria, Limited                                                        100.00%   Nigeria
Turbodyne Electric Power Corporation                                         100.00%   Delaware
Turboservice Sp.zo.o                                                          70.00%   Poland
Uniglobe Engineering Limited                                                  50.00%   Cyprus
Universal Energy Services SRL                                                100.00%   Italy
Vantage Software, Inc.                                                       100.00%   United States
Vosnoc Limited                                                                50.00%   Cyprus
Walbridge Brown & Root International LLC                                      50.00%   Cayman Islands
Wasserij Smit-Delft BV                                                       100.00%   Netherlands
Wayne Compressores Ltda.                                                      99.90%   Brazil
Wayne Pump Company South Africa (Proprietary) Limited                        100.00%   South Africa
WC ML Development Company Limited                                             25.00%   United Kingdom
WeCem AS                                                                      50.67%   Norway
Wellstream International, Inc.                                               100.00%   Delaware
Wellstream, Inc.                                                             100.00%   Delaware
Wetzel Tecnomecanica S.A.                                                     48.95%   Brazil
Wheatley Pump Incorporated                                                   100.00%   Delaware
Wheatley Ural                                                                 39.60%   CIS
Worthington Compressores e Turbinas Ltda.                                    100.00%   Brazil
Worthington GmbH                                                             100.00%   Austria
Worthington Internacional Servicio de Asistencia al Cliente,S.A.             100.00%   Spain
Worthington-Simpson Limited                                                  100.00%   United Kingdom
Xinjiang DB Stratabit Bit and Tool Company Ltd.                               60.00%   China
Zen No 33 Pty Ltd                                                             50.00%   Papua New Guinea
Zhanjiang Zhonghai Bredero Price Coaters, Inc.                                30.00%   China


                                      21-18


(1) Each of the subsidiaries named conducts its business under its corporate name and, in a few instances, under a shortened form of its corporate name.

(2) The names of approximately 50 subsidiaries have been omitted since the unnamed subsidiaries considered in the aggregate would not constitute a significant subsidiary as defined by Item 601(b)(21).